Exhibit 99.1

As previously announced, U.S. Cellular® will hold a teleconference May 7, 2008, at 10:00 a.m. Chicago time. Interested parties may listen to the call live via the Internet by accessing the Conference Calls page of www.teldta.com or www.uscc.com.

Contact:	Mark A. Steinkrauss, Vice President, Corporate Relations
(312) 592-5384 mark.steinkrauss@teldta.com

Julie D. Mathews, Manager, Investor Relations
(312) 592-5341 julie.mathews@teldta.com

FOR RELEASE:  IMMEDIATE

U.S. CELLULAR REPORTS INCREASES IN SERVICE, DATA REVENUES

Service and data revenues up 12 percent and 49 percent in the quarter

Note: Comparisons are year over year unless otherwise noted.

1Q 2008 Highlights

•      11.8 percent increase in service revenues, to $962.1 million.

•      49.2 percent increase in data revenues, to $115.7 million, representing 12 percent of service revenues.

•      6.9 percent increase in ARPU (average monthly service revenue per unit), to $52.06.

•      9.6 percent increase in operating income, to $119 million.

•      Retail postpay churn was 1.4 percent; postpay customers comprised 95 percent of retail customers.

•      7.5 percent increase in cell sites in service, to 6,452.

•      Repurchased 150,000 common shares for $10.8 million, to offset dilution from employee benefit plans and seek to increase value to shareholders.

CHICAGO – May 7, 2008 – United States Cellular Corporation [AMEX:USM] reported service revenues of $962.1 million for the first quarter of 2008, an 11.8 percent increase from $860.6 million in the comparable period one year ago. The company recorded operating income of $119 million, an increase of 9.6 percent from $108.5 million in the first quarter of 2007. Net income and diluted earnings per share were $70.6 million and $0.80, respectively, compared to $74.4 million and $0.84, respectively, in the comparable period one year ago.*

*In the first quarter of 2007, the company recorded a $12.5 million pre-tax gain on fair value adjustment of derivative instruments related to the derivative component of the Vodafone Group Plc variable prepaid forward contracts.

Continued growth in data revenues drives service revenues and ARPU

“U.S. Cellular experienced strong growth in data revenues this quarter,” said John E. Rooney, U.S. Cellular president and CEO, “driven in part by new smartphones like the BlackBerry® Pearl™ and their related data plans, and by customers’ increased use of messaging services. The 49 percent increase in data revenues helped to drive up both service revenues and ARPU. The growth in service revenues was partly offset by growth in operating expenses, however, resulting in lower margins. We also had solid net retail customer additions in the quarter, and maintained a low, 1.4-percent retail postpay churn rate.

“We continue to focus on providing a consistently high-quality wireless experience,” added Rooney, “in terms of network strength and reliability and exceptional customer service. We received our fifth consecutive J.D. Power and Associates award for call quality this quarter, and our associates are committed to exceeding our customers’ expectations for service and satisfaction.”

Strengthened footprint with new spectrum

U.S. Cellular participated in Auction 73, the Federal Communications Commission (FCC) auction of spectrum in the 700 MHz band, through its interest in King Street Wireless L.P. King Street Wireless was the provisional winning bidder for 152 licenses for an aggregate bid of $300.5 million, net of its designated entity discount, which was recorded in licenses on U.S. Cellular’s balance sheet as of March 31, 2008. The FCC has not yet awarded any of the licenses to winning bidders. The licenses expected to be awarded to King Street Wireless cover areas that overlap or are proximate or contiguous to areas covered by licenses that U.S. Cellular currently owns, operates, and/or consolidates in its financial statements.

Guidance

Guidance for the year ending Dec. 31, 2008 is as follows. There can be no assurance that final results will not differ materially from this guidance.

U.S. Cellular 2008 guidance as of May 7, 2008 is as follows:

Net Retail Customer Additions	200,000 - 275,000
Service Revenues	$3.9 - 4.0 billion**
Operating Income	$435 - 510 million
Depreciation, Amortization & Accretion	Approx. $615 million**
Capital Expenditures	$565 - 615 million

**Unchanged from guidance issued on Feb. 29, 2008

The foregoing guidance represents the views of management as of May 7, 2008 and should not be assumed to be accurate as of any other date. U.S. Cellular undertakes no legal duty to update such information, whether as a result of new information, future events, or otherwise.

Conference call information

U.S. Cellular will hold a conference call on May 7, 2008 at 10:00 a.m. Chicago time.

•      Access the live call online at http://www.videonewswire.com/event.asp?id=48272 or on the Conference Calls page of www.uscellular.com.

•      Access the call by phone at (800) 706-9695 (US/Canada) and use conference ID 45884257.

Before the call, certain financial and statistical information to be discussed during the call will be posted to the Conference Call page of www.uscellular.com, together with reconciliations to generally accepted accounting principles (GAAP) of any non-GAAP information to be disclosed. The call will be archived on the Conference Calls page of www.uscellular.com.

About U.S. Cellular

United States Cellular Corporation, the nation’s sixth-largest, full-service wireless carrier, provides a comprehensive range of wireless products and services, excellent customer support, and a high-quality network to more than 6.2 million customers in 26 states. The Chicago-based company employed 8,700 associates as of March 31, 2008. For more information about U.S. Cellular, visit www.uscellular.com.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: The ability of the company to successfully manage and grow the operations of more recently launched markets; changes in the overall economy, competition, the state and federal telecommunications regulatory environment, and the value of assets and investments; adverse changes in the ratings afforded our debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; uncertainty of access to the capital markets; risks and uncertainties relating to restatements and possible future restatements; ability to remediate the material weakness; pending and future litigation; changes in income tax rates, laws, regulations or rulings; acquisitions/divestitures of properties and/or licenses; and changes in customer growth rates, average monthly revenue per unit, churn rates, roaming terms, the availability of devices and the mix of products and services offered by the company. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K used by U.S. Cellular to furnish this press release to the SEC, which are incorporated by reference herein.

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UNITED STATES CELLULAR CORPORATION

SUMMARY OPERATING DATA

Quarter Ended	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
Total Population:
Consolidated markets (1)	82,846,000	82,371,000	81,841,000	81,581,000	56,048,000
Consolidated operating markets (1)	45,262,000	44,955,000	44,955,000	44,955,000	44,416,000
All customers:
Customer units (2)	6,201,000	6,122,000	6,067,000	6,010,000	5,973,000
Gross customer unit additions	409,000	437,000	447,000	418,000	459,000
Net customer unit additions	80,000	55,000	57,000	37,000	152,000
Market penetration at end of period:
Consolidated markets (3)	7.5%	7.4%	7.4%	7.4%	10.7%
Consolidated operating markets (3)	13.7%	13.6%	13.5%	13.4%	13.4%
Retail customers:
Customer units (2)	5,640,000	5,564,000	5,500,000	5,448,000	5,377,000
Gross customer unit additions	360,000	367,000	374,000	347,000	397,000
Net customer unit additions	85,000	64,000	52,000	71,000	146,000

Cell sites in service	6,452	6,383	6,255	6,140	6,004
Average monthly revenue per unit (4)	$52.06	$52.46	$52.71	$50.42	$48.69
Retail service revenue per unit (4)	$45.14	$45.36	$45.00	$43.87	$42.69
Inbound roaming revenue per unit (4)	$2.93	$3.09	$3.36	$2.68	$2.33
Long-distance/other revenue per unit (4)	$3.99	$4.01	$4.35	$3.87	$3.67
Minutes of use (MOU) (5)	948	906	887	858	783
Retail postpay churn rate per month (6)	1.4%	1.5%	1.6%	1.4%	1.3%
Construction Expenditures (000s)	$111,700	$188,100	$130,600	$137,100	$109,700

(1)

“Total population of consolidated markets” and “Total population of consolidated operating markets” are used only for the purposes of calculating market penetration of consolidated markets and consolidated operating markets, respectively, which is calculated by dividing customers by the total market population (without duplication of population in overlapping markets).

(2)	All customer units and Retail customer units as of March 31, 2008 include one time adjustments, resulting from a review of U.S. Cellular’s customer reporting procedures.

(3)

Calculated by dividing the number of wireless customers at the end of the period by the total population of consolidated markets and consolidated operating markets, respectively, as estimated by Claritas.

(4)	Per unit revenue measurements are derived from Service Revenues as reported in Financial Highlights for each respective quarter as follows:

Service Revenues per Financial Highlights	$962,094	$957,896	$954,540	$906,218	$860,583
Components:
Retail service revenue during quarter	$834,213	$828,169	$814,948	$788,535	$754,515
Inbound roaming revenue during quarter	$54,089	$56,358	$60,843	$48,084	$41,268
Long-distance/other revenue during quarter	$73,792	$73,369	$78,749	$69,599	$64,800

Divided by average customers during quarter (000s)	6,160	6,086	6,036	5,991	5,892
Divided by three months in each quarter	3	3	3	3	3

Average monthly revenue per unit	$52.06	$52.46	$52.71	$50.42	$48.69
Retail service revenue per unit	$45.14	$45.36	$45.00	$43.87	$42.69
Inbound roaming revenue per unit	$2.93	$3.09	$3.36	$2.68	$2.33
Long-distance/other revenue per unit	$3.99	$4.01	$4.35	$3.87	$3.67

(5)	Average monthly local minutes of use per customer (without roaming).

(6)	Retail postpay churn rate per month is calculated by dividing the total monthly retail postpay customer disconnects during the quarter by the average retail postpay customer base for the quarter.

UNITED STATES CELLULAR CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS HIGHLIGHTS

Three Months Ended March 31,

(Unaudited, dollars and shares in thousands, except per share amounts)

			Increase (Decrease)
	2008	2007	Amount	Percent
Operating Revenues
Service	$962,094	$860,583	$101,511	11.8%
Equipment sales	75,762	74,091	1,671	2.3%
Total Operating Revenues	1,037,856	934,674	103,182	11.0%
Operating Expenses
System operations (excluding Depreciation, amortization and accretion shown separately below)	191,016	167,284	23,732	14.2%
Cost of equipment sold	174,037	150,744	23,293	15.5%
Selling, general and administrative	407,634	358,866	48,768	13.6%
Depreciation, amortization and accretion	142,530	145,952	(3,422)	(2.3)%
Loss on asset disposals, net	3,673	3,305	368	11.1%
Total Operating Expenses	918,890	826,151	92,739	11.2%

Operating Income	118,966	108,523	10,443	9.6%

Investment and Other Income (Expense)
Equity in earnings of unconsolidated entities	21,235	23,098	(1,863)	(8.1)%
Interest and dividend income	1,905	2,550	(645)	(25.3)%
Interest expense	(20,115)	(23,684)	3,569	15.1%
Fair value adjustment of derivative instruments	—	12,461	(12,461)	N/M
Other, net	118	(585)	703	N/M
	3,143	13,840	(10,697)	(77.3)%
Income Before Income Taxes and Minority Interest	122,109	122,363	(254)	(0.2)%
Income tax expense	47,540	43,888	3,652	8.3%
Income Before Minority Interest	74,569	78,475	(3,906)	(5.0)%
Minority share of income, net of tax	(4,012)	(4,074)	62	1.5%
Net Income	$70,557	$74,401	$(3,844)	(5.2)%

Basic Weighted Average Common Shares Outstanding	87,571	87,882	(311)	(0.4)%
Basic Earnings Per Share	$0.81	$0.85	$(0.04)	(4.7)%

Diluted Weighted Average Common Shares Outstanding	88,064	88,688	(624)	(0.7)%
Diluted Earnings Per Share	$0.80	$0.84	$(0.04)	(4.8)%

N/M - Percentage change not meaningful

UNITED STATES CELLULAR CORPORATION

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(Unaudited, dollars in thousands)

ASSETS

	March 31,	December 31,
	2008	2007
Current Assets
Cash and cash equivalents	$216,475	$204,533
Marketable equity securities	16,404	16,352
Accounts receivable from customers and other	415,178	435,497
Inventory	114,687	100,990
Prepaid expenses	56,619	41,588
Other current assets	36,157	34,793
	855,520	833,753

Investments
Licenses	1,788,548	1,482,446
Goodwill	492,286	491,316
Customer lists	14,333	15,375
Investments in unconsolidated entities	172,586	157,693
Notes and interest receivable — long-term	4,391	4,422
	2,472,144	2,151,252

Property, Plant and Equipment
In service and under construction	5,493,389	5,409,115
Less accumulated depreciation	2,925,051	2,814,019
	2,568,338	2,595,096

Other Assets and Deferred Charges	30,072	31,773

Total Assets	$5,926,074	$5,611,874

UNITED STATES CELLULAR CORPORATION

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(Unaudited, dollars in thousands)

LIABILITIES AND SHAREHOLDERS’ EQUITY

	March 31,	December 31,
	2008	2007
Current Liabilities
Accounts payable
Affiliated	$8,402	$8,519
Trade	249,854	252,272
Customer deposits and deferred revenues	149,960	143,445
Accrued taxes	75,003	43,105
Accrued compensation	37,489	59,224
Other current liabilities	306,743	97,678
	827,451	604,243

Long-Term Debt	1,006,395	1,002,293

Deferred Liabilities and Credits	785,830	765,786

Minority Interest	44,772	43,396

Common Shareholders’ Equity
Common Shares, par value $1 per share	55,046	55,046
Series A Common Shares, par value $1 per share	33,006	33,006
Additional paid-in capital	1,317,488	1,316,042
Treasury Shares	(41,630)	(41,094)
Accumulated other comprehensive income	10,167	10,134
Retained earnings	1,887,549	1,823,022
	3,261,626	3,196,156

Total Liabilities and Shareholders’ Equity	$5,926,074	$5,611,874

UNITED STATES CELLULAR CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

Three Months Ended March 31,

(Unaudited, dollars in thousands)

	2008	2007
Cash Flows from Operating Activities
Net income	$70,557	$74,401
Add (deduct) adjustments to reconcile net income to net cash flows from operating activities:
Depreciation, amortization and accretion	142,530	145,952
Bad debts expense	17,962	11,087
Stock-based compensation expense	1,773	3,022
Deferred income taxes, net	15,926	369
Equity in earnings of unconsolidated entities	(21,235)	(23,098)
Distributions from unconsolidated entities	6,933	2,226
Minority share of income	4,012	4,074
Unrealized fair value adjustment of derivative instruments	—	(12,461)
Loss on asset disposals, net	3,673	3,305
Noncash interest expense	443	445
Excess tax benefit from stock awards	(764)	(1,114)
Changes in assets and liabilities from operations
Change in accounts receivable	(8,615)	14,019
Change in inventory	(13,697)	16,106
Change in accounts payable - trade	(2,418)	(18,382)
Change in accounts payable - affiliate	(117)	(2,676)
Change in customer deposits and deferred revenues	6,515	11,639
Change in accrued taxes	32,949	47,155
Change in accrued interest	9,337	9,382
Change in other assets and liabilities	(35,967)	(30,385)
	229,797	255,066
Cash Flows from Investing Activities
Additions to property, plant and equipment	(111,690)	(109,729)
Cash received from divestitures	6,838	279
Cash paid for acquisitions	(102,000)	(18,237)
Other investing activities	239	662
	(206,613)	(127,025)
Cash Flows from Financing Activities
Issuance of notes payable	—	25,000
Common shares repurchased	(6,201)	—
Common shares reissued, net of tax payments	(2,526)	5,558
Excess tax benefit from stock awards	764	1,114
Capital distributions to minority partners	(3,231)	(2,769)
Other financing activities	(48)	—
	(11,242)	28,903

Net Increase in Cash and Cash Equivalents	11,942	156,944
Cash and Cash Equivalents
Beginning of period	204,533	32,912
End of period	$216,475	$189,856